UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2021

Spindletop Health Acquisition Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41018	86-2141947
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

3571 Far West Blvd., Suite 108 Austin, TX 78731	78731
(Address of Principal Executive Offices)	(Zip Code)

512-916-4633

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	SHCAU	The Nasdaq Stock Market LLC
Class A common stock, $0.0001 par value	SHCA	The Nasdaq Stock Market LLC
Redeemable warrants	SHCAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into Material Definitive Agreement.

On November 3, 2021, the Registration Statement on Form S-1 (File No. 333-254531), as amended (the “Registration Statement”), relating to the initial public offering (the “IPO”) of Spindletop Health Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission.

On November 8, 2021, the Company consummated the IPO of 23,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-half of one redeemable warrant of the Company (a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000.

In connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Company’s Registration Statement:

•

An Underwriting Agreement, dated November 3, 2021, by and between the Company and Barclays Capital Inc. and Stifel, Nicolaus & Company, Incorporated, as representative of the underwriters named therein, which contains customary representations and warranties and indemnification of the underwriter by the Company and is attached as Exhibit 1.1 hereto.

•

A Warrant Agreement, dated November 3, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•

A Letter Agreement, dated November 3, 2021, by and among the Company, each of its officers and directors and Spindletop Health Sponsor Group, LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference (the “Letter Agreement”).

•

An Investment Management Trust Agreement, dated November 3, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•

A Registration and Stockholder Rights Agreement, dated November 3, 2021, by and among the Company, the Sponsor and certain other security holders named therein, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•	A Warrant Purchase Agreement, dated November 3, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•

An Administrative Services Agreement, dated November 3, 2021, by and among the Company and Spindletop Capital Management, LLC, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated November 3, 2021, between the Company and Evan S. Melrose, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated November 3, 2021, between the Company and James H. Henry, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated November 3, 2021, between the Company and Steve Whitlock, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated November 3, 2021, between the Company and JD Moore, a copy of which is attached as Exhibit 10.9 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated November 3, 2021, between the Company and Kelly Huang, a copy of which is attached as Exhibit 10.10 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated November 3, 2021, between the Company and Craig Cordola, a copy of which is attached as Exhibit 10.11 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated November 3, 2021, between the Company and Todd Fruchterman, a copy of which is attached as Exhibit 10.12 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated November 3, 2021, between the Company and David Nash, a copy of which is attached as Exhibit 10.13 hereto and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale of an aggregate of 12,600,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Sponsor, generating gross proceeds to the Company of $12,600,000. The Private Placement Warrants are identical to the Warrants sold in the IPO, except that, so long as the Private Placement Warrants are held by the Sponsor and its permitted transferees: (i) they are not redeemable by the Company, except under certain circumstances when the price per share of Class A Common Stock equals or exceeds $11.50 (as adjusted), (ii) they (including the shares of Class A Common Stock issuable upon exercise of the Private Placement Warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of a business combination, (iii) they are exercisable on a cashless basis and (iv) they are entitled to registration rights.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the IPO, Dr. Evan Melrose, Mr. James H. Henry, Mr. Craig Cordola, Dr. Todd Fruchterman, and Dr. David Nash were appointed to the board of directors of the Company (the “Board”). Mr. Henry, Mr. Cordola, Dr. Fruchterman, and Dr. Nash are independent directors. Mr. Cordola, Dr. Fruchterman, Dr. Nash and Mr. Henry were also appointed to the Board’s Audit Committee, with Mr. Henry serving as chair of the Audit Committee; and Mr. Cordola, Dr. Fruchterman, and Dr. Nash were appointed to the Board’s Compensation Committee, with Dr. Nash serving as chair of the Compensation Committee.

Following the appointment of the Directors, each director will hold office for a two-year term. Prior to the completion of an initial business combination, any vacancy on the board of directors may be filled by a nominee of chosen by holders of a majority of our board of directors. Upon consummation of an initial business combination, the Sponsor will be entitled to nominate two individuals for election to the Board of Directors.

In connection with their appointments to the Board, each Director entered into the Letter Agreement as well as an indemnity agreement with the Company. In February 2021, our sponsor purchased 5,750,000 shares of Class B common stock, or founder shares, for an aggregate purchase price of $25,000, or approximately $0.004 per share. 750,000 of the founder shares held by our sponsor will initially be subject to forfeiture. Subsequently, four members of the board of directors purchased 70,000 founders shares in the aggregate from our sponsor. Mr. Henry purchased 25,000 founders shares and Mr. Cordola, Dr. Fruchterman and Dr. Nash each purchased 15,000 founders shares for an aggregate purchase price of $304.35, or approximately $0.004 per share. To the extent these 70,000 founders shares held by the directors have not vested pursuant to each director’s respective founder shares subscription agreement, these shares shall be automatically forfeited for no consideration upon the director’s service to the Company as a director of the Company.

Subsequently, three officers to the Company, Messrs, Whitlock, Moore, and Huang, each purchased 50,000 founders shares in the aggregate for an aggregate price of $652.17, or approximately $0.004 per share, from our sponsor. To the extent these 150,000 founders shares held by the officers have not vested pursuant to each director’s respective founder shares subscription agreement, these shares shall be automatically forfeited for no consideration upon the officer’s service to the Company as a officer of the Company.

Other than the foregoing, none of the Directors or officers are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Copies of the Letter Agreement and indemnity agreements are attached as Exhibits 10.1, 10.6 through 10.13 hereto, respectively, and are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the IPO, the Company adopted its Amended and Restated Certificate of Incorporation (the “Amended and Restated Charter”), which was subsequently filed with the Secretary of State of the State of Delaware on November 4, 2021. A copy of the Amended and Restated Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01	Other Events

A total of $234,600,000 of the proceeds received from the IPO and the sale of the Private Placement Warrants (which amount includes $8,050,000 of deferred underwriting commissions), were placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the funds in the trust account will not be released from the trust account until the earliest to occur of: (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if the Company has not completed its initial business combination within 15 months from the closing of the IPO or during any extension period that may apply as a result of an amendment to the Amended and Restated Charter, subject to applicable law, and (iii) the redemption of the Company’s public shares properly tendered in connection with a stockholder vote to amend the Company’s Amended and Restated Charter to modify the substance or timing of its obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 15 months from the closing of the IPO or with respect to any other provisions relating to stockholders’ rights or pre-initial business combination activity.

On November 3, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On November 8, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	An Underwriting Agreement, dated November 3, 2021, by and between the Company and Barclays Capital Inc. and Stifel, Nicolaus & Company, Incorporated

3.1	Amended and Restated Certificate of Incorporation

4.1	Warrant Agreement, dated November 3, 2021, by and between the Company and Continental Stock Transfer & Trust Company

10.1	Letter Agreement, dated November 3, 2021, by and among the Company, each of its officers and directors and Spindletop Health Sponsor Group, LLC

10.2	Investment Management Trust Agreement, dated November 3, 2021, by and between the Company and Continental Stock Transfer & Trust Company

10.3	Registration and Stockholder Rights Agreement, dated November 3, 2021, by and among the Company, Spindletop Health Sponsor Group, LLC and certain other security holders named therein

10.4	Warrant Purchase Agreement, dated November 3, 2021, by and between the Company and Spindletop Health Sponsor Group, LLC

10.5	Administrative Services Agreement, dated November 3, 2021, by and among the Company and Spindletop Capital Management, LLC

10.6	Indemnity Agreement, dated November 3, 2021, between the Company and Evan Melrose

10.7	Indemnity Agreement, dated November 3, 2021, between the Company and James H. Henry

10.8	Indemnity Agreement, dated November 3, 2021, between the Company and Steve Whitlock

10.9	Indemnity Agreement, dated November 3, 2021, between the Company and JD Moore

10.10	Indemnity Agreement, dated November 3, 2021, between the Company and Kelly Huang

10.11	Indemnity Agreement, dated November 3, 2021, between the Company and Craig Cordola

10.12	Indemnity Agreement, dated November 3, 2021, between the Company and Todd Fruchterman

10.13	Indemnity Agreement, dated November 3, 2021, between the Company and David Nash

99.1	Press Release, dated November 3, 2021

99.2	Press Release, dated November 8, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spindletop Health Acquisition Corp.

Dated: November 8, 2021	By:	/s/ Evan Melrose
Evan Melrose
Chief Executive Officer and Chief Financial Officer